Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the accompanying Quarterly Report of Avanir Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2011 (the “Report”), I, Keith A. Katkin, as Chief Executive Officer of the Company, and Christine G. Ocampo, as Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2011	/s/ Keith A. Katkin
Keith A. Katkin
President and Chief Executive Officer [Principal Executive Officer]

Dated: May 9, 2011	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance [Principal Financial Officer and Principal Accounting Officer]